UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

VSB Bancorp, Inc.
(Exact Name of Registrant as specified in its charter)

New York	0-50237	11-3680128
(State or other jurisdiction	Commission File	IRS Employer Identification
of incorporation)	Number	No.

4142 Hylan Boulevard, Staten Island, New York 10308
Address of principal (Zip/Postal Code) executive offices

Registrant’s telephone number: 718-979-1100

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.07	Submission of Matters to a Vote of Security Holders

SIGNATURES

ITEM 5.07	Submission of Matters to a Vote of Security Holders

VSB Bancorp, Inc. (“Company”) held its Annual Meeting of Stockholders on April 26, 2011. The following is a summary of the matters voted on at the meeting:

1.	The three nominees for director, who were elected to serve three-year terms ending in 2014, are as follows:

Director	Votes	Votes	Broker
Elected	For	Withheld	Non-Votes

Raffaele M. Branca	965,035	42,263	382,117
Robert S. Cutrona, Sr.	965,035	42,263	382,117
Chaim Farkas	965,035	42,263	382,117

No other persons received any votes.

2.	The approval amending the Certificate of Incorporation to increase the authorized common shares from 3,000,000 to 10,000,000 authorized:

Votes	Votes	Votes	Broker
For	Against	Abstain	Non-Votes
1,301,890	79,525	8,000	—

3.	The ratification of the appointment of Crowe Horwath LLP as our independent registered public accountants:

Votes	Votes	Votes	Broker
For	Against	Abstain	Non-Votes
1,357,015	2,300	30,100	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2011

VSB Bancorp, Inc.

By:	/s/ Jonathan B. Lipschitz
Jonathan B. Lipschitz
Vice President, Controller and
Principal Accounting Officer